401(k) Plan:	12 Months Ended
Dec. 31, 2022
K Plan
401(k) Plan:

Note 8. 401(k) Plan:

The 401(k) Plan, formerly entitled the KSOP Plan, was originally adopted in 1990 and was most recently restated effective January 1, 2021. The purpose of the 401(k) Plan is to offer retirement benefits to eligible employees of the Company. The 401(k) Plan provides for a salary deferral, a non-elective contribution of 3% of each eligible Participant’s annual compensation and discretionary contributions. Allocation of Class A common shares or cash to participants' accounts, subject to certain limitations, is at the discretion of the Board. Cash contributions for the plan years 2022 and 2021 were approximately $140,000 and $163,000, respectively. For the 2020 plan year, 123,662 Class A common shares with a fair value of approximately $170,000 were contributed to participants in the 401(k) Plan.